UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
 EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  December 19, 2018

STOCK YARDS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Kentucky	1-13661	61-1137529
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1040 East Main Street, Louisville, Kentucky, 40206
(Address of principal executive offices)

(502) 582-2571
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⃞

ITEM 8.01. OTHER EVENTS.

On December 19, 2018, Stock Yards Bancorp, Inc. (“Stock Yards”) announced the execution of a definitive Share Purchase Agreement (the “Purchase Agreement”), dated as of December 19, 2018, pursuant to which Stock Yards will acquire all of the outstanding common stock of privately held King Bancorp, Inc. (“King”).

King, headquartered in Louisville, Kentucky, is the holding company for King Southern Bank, which operates five branches – three in the greater Louisville area and two in Nelson County, Kentucky, approximately 60 miles southeast of Louisville. As of September 30, 2018, King had approximately $195 million in assets, $168 million in loans, $126 million in deposits and $16 million in tangible common equity.

The all-cash transaction, valued at $28 million, is expected to close during the second quarter of 2019, subject to customary regulatory approval and completion of closing conditions.

A copy of the press release announcing the execution of the Purchase Agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Forward-Looking Statements
This Report contains forward-looking statements under the Private Securities Litigation Reform Act that involve risks and uncertainties. These forward-looking statements include, but are not limited to, statements relating to the expected timing and benefits of the proposed acquisition (the "Acquisition") of King by Stock Yards, including future financial and operating results, cost savings, enhanced revenues, and accretion/dilution to reported earnings that may be realized from the Acquisition as well as other statements of expectations regarding the Acquisition, and other statements of Stock Yard’s goals, intentions and expectations; statements regarding Stock Yard’s business plan and growth strategies; statements regarding the asset quality of King’s loan and investment portfolios; and estimates of King’s risks and future costs and benefits, whether with respect to the Acquisition or otherwise. Although Stock Yards’ management believes the assumptions underlying the forward-looking statements contained herein are reasonable, any of these assumptions could be inaccurate. Therefore, there can be no assurance the forward-looking statements included herein will prove to be accurate. Factors that could cause actual results to differ from those discussed in forward-looking statements include, but are not limited to: economic conditions both generally and more specifically in the markets in which Stock Yards operates; competition for Stock Yards’ customers from other providers of financial services; government legislation and regulation, which change from time to time and over which Stock Yards has no control; changes in interest rates; material unforeseen changes in liquidity, results of operations, or financial condition of Stock Yards’ customers; and other risks detailed in Stock Yards’ filings with the Securities and Exchange Commission, all of which are difficult to predict and many of which are beyond the control of Stock Yards. See Risk Factors outlined in Stock Yards’ Form 10-K for the year ended December 31, 2017.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

The following item is filed as an exhibit to this Current Report on Form 8-K:

Exhibit No.	Description of Exhibit
99.1	Stock Yards Bancorp, Inc. press release dated December 19, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	December 20, 2018	STOCK YARDS BANCORP, INC.

		By:	/s/ Nancy B. Davis
Nancy B. Davis, Executive Vice
President, Treasurer and Chief
Financial Officer